SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K/A

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  May 8, 2001
                                                       -------------



                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21504             23-2180139
          --------                     -------             ----------
  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code     (215) 657-6202
                                                         ---------------------

        (Former name or former address, if changes since last report)

      Item 5.  Other Event

      On April 10, 2001, the Company filed its January 2001 Monthly Operating Report ("MOR") pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a) (3). A copy of such report is attached as an exhibit to this filing.

      The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99, but are available at the Office of the United States Trustee and the United State Bankruptcy Court for the Eastern District of Pennsylvania. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

            Exhibit 99 January 2001 Monthly Operating Report

                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUAD SYSTEMS CORPORATION


      Dated:  May 8, 2001              By    /s/ Anthony R. Drury
                                          ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President,
                                         Finance and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

                                  EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT
-----------    -------

    99         January 2001 Monthly Operating Statement